Exhibit 10.34

UNUMPROVIDENT CORPORATION
BROAD-BASED STOCK PLAN OF 2002

ARTICLE I
PURPOSE

1.1               GENERAL. The purpose of the UnumProvident Corporation Broad-Based Stock Plan of 2002 (the “Plan”) is to promote the success, and enhance the value, of UnumProvident Corporation (the “Corporation”), by linking the personal interests of its employees, officers, consultants, and Producers to those of Corporation stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers, consultants and Producers upon whose judgment, interest, and special effort the successful conduct of the Corporation’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants, Producers and directors. The Plan is intended to be a broad-based plan for purposes of Rule 312.03 of the NYSE Listed Company Manual. No awards shall be granted under the Plan to its Officers or Directors (as defined below).

ARTICLE 2
EFFECTIVE DATE

2.1               EFFECTIVE DATE. The Plan shall be effective as of February 15, 2002, the date approved by the Board of Directors (the “Effective Date”).

ARTICLE 3
DEFINITIONS

3.1               DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)       “Board” means the Board of Directors of the Corporation.

(b)       “Change in Control’ means and includes each of the following:

(i)         during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director and whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (ether by a specific vote or be approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Corporation as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act) (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Sections 13(d) (3) and 14(d)(2) of the 1934 Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election or Contest or Proxy Contest, shall be deemed an Incumbent Director;

(ii)        any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities eligible to vote for the election of the Board (the “Corporation Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control of the Corporation by virtue of any of the following acquisitions: (A) by the Corporation of any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any subsidiary, (C) by an underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), or (E) a transaction (other than one described in (iii) below) in which Corporation Voting Securities are acquired from the Corporation, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control of the Corporation under this paragraph (ii);

(iii)       the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation or any of its subsidiaries that requires the approval of the Corporation’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or sale or other disposition of all or substantially all of the Corporation’s assets to an entity that is not an affiliate of the Corporation (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which as acquired all or substantially all of the assets of the Corporation (in either case, the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by the Corporation Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Corporation Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Corporation Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation of the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B), and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)       the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation.

Notwithstanding the foregoing, a Change in Control of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which reduces the number of Corporation Voting Securities outstanding; provided, that if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a Change in Control shall then occur.

(c)    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)       “Committee” means the committee of the Board described in Article 4.

(e)       “Corporation” means UnumProvident Corporation, a Delaware corporation.

(f)     “Director”, when used as a capitalized term, shall mean a member of the Board of Directors of the Corporation.

(g)    “Disability” means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

(h)    “Effective Date” has the meaning assigned such term in Section 2.1.

(i)     “Fair Market Value”, on any date, means (i) if the Common Stock is listed on a securities exchange or traded over the Nasdaq National Market, the average of the high and low market prices reported in The Wall Street Journal at which a Share of Common Stock shall have been sold on such day or on the next preceding trading day if such date was not a trading day, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(j)     “Non-Qualified Stock Option” means an Option that is not intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(k)    “NYSE” means the New York Stock Exchange, Inc.

(l)     “Officer”, when used as a capitalized term, shall mean an “officer” of the Company as defined in Rule 16a-1(f) under the 1934 Act (or such other definition of the term “officer” as the NYSE may subsequently adopt for purposes of its “broad-based” exemption for the shareholder approval requirements of Rule 312.03 of the NYSE Listed Company Manual).

(m)   “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. Any Option granted under the Plan shall be a Non-Qualified Stock Option.

(n)    “Option Agreement” means any written agreement, contract, or other instrument or document evidencing an Option.

(o)    “Parent” means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation.

(p)    “Participant” means a person who, as an employee, officer, consultant, Producer or director of the Corporation or any Parent or Subsidiary, has been granted an Option under the Plan.

(q)    “Plan” means the UnumProvident Corporation Broad-Based Stock Plan of 2002, as amended from time to time.

(r)     “Producer” means a producer of insurance business for the Corporation or its Parents or Subsidiaries. For purposes of this Plan, Producers are deemed to be consultants of the Corporation or its Parents or Subsidiaries.

(s)     “Retirement” shall have the meaning assigned such term in the applicable Option Agreement.

(t)     “Stock” means the $.10 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 12.

(u)    “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(v)    “1933 Act” means the Securities Act of 1933, as amended from time to time.

(w)   “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 4
ADMINISTRATION

4.1               COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board (the “Committee”) or by the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

4.2               ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

4.3               AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)    Designate Participants;

(b)    Determine the type or types of Options to be granted to each Participant;

(c)    Determine the number of Options to be granted and the number of shares of Stock to which an Option will relate;

(d)    Determine the terms and conditions of any Option granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Option, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Option, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(e)    Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Option, based in each case on such considerations as the Committee in its sole discretion determines;

(f)     Determine whether, to what extent, and under what circumstances the exercise price of an Option may be paid in cash, Stock, or other property, or an Option may be canceled, forfeited, or surrendered;

(g)    Prescribe the form of each Option Agreement, which need not be identical for each Participant;

(h)    Decide all other matters that must be determined in connection with an Option;

(i)     Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(j)     Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(k)    Amend the Plan or any Option Agreement as provided herein; and

(l)     Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Corporation or any Parent or Subsidiary may operate, in order to assure the viability of the benefits of Options granted to participants located in such other jurisdictions and to meet the objectives of the Plan; and

(m)   Delegate its general administrative duties under the Plan to an officer or employee or committee of officers or employees of the Corporation.

Not withstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more Directors who are also officers of the Corporation some or all of the Committee’s authority under subsections (a) through (g) above.

4.4.              DECISIONS BINDING. The Committee’s interpretation of the Plan, any Options granted under the Plan, any Option Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. No member of the Committee shall be liable for any act done in good faith.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1.              NUMBER OF SHARES. Subject to adjustment as provided in Section 9.1, the aggregate number of shares of Stock reserved and available for Options granted under the Plan shall be 2,350,000.

5.2.              LAPSED AWARDS. To the extent that an Option is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Option will again be available for the grant of Options under the Plan.

5.3.              STOCK DISTRIBUTED. Any Stock distributed pursuant to an Option may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 6
ELIGIBILITY

6.1.              GENERAL. Options may be granted only to individuals who are employees, officers, consultants, Producers or directors of the Corporation or a Parent or Subsidiary; provided, however, that no Options shall be granted under the Plan to a person who is an Officer or Director (as such capitalized terms are defined in Section 3.1).

ARTICLE 7
STOCK OPTIONS

7.1.              GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)    EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

(b)    TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c)    PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including “cashless exercise” arrangements or “attestation” of shares previously owned), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock are used to pay the exercise price of an Option (either by attestation or actual delivery), such shares must have been held by the Participant for at least six months. Payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

(d)    EVIDENCE OF GRANT. All Options shall be evidenced by a written Option Agreement between the Corporation and the Participant. The Option Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

(e)    EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the date of its grant.

ARTICLE 8
PROVISIONS APPLICABLE TO AWARDS

8.1.              LIMITS ON TRANSFER. No right or interest of a Participant in any Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No Option shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability is appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Options.

8.2.              BENEFICIARIES. Notwithstanding Section 8.1, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Option Agreement applicable to the Participant, except to the extent the Plan and Option Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, the Participant’s estate shall be deemed to be the beneficiary. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

8.3.              STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

8.4.              ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Notwithstanding any other provision in the Plan or any Participant’s Option Agreement to the contrary, upon the Participant’s death or Disability during his employment or service as a consultant, Producer or director, or upon the Participant’s Retirement (if applicable), all of the Participant’s outstanding Options shall become fully exercisable. Any Option shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Option Agreement.

8.5.              ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Option Agreement, upon the occurrence of a Change in Control, all outstanding Options shall become fully exercisable; provided, however that such acceleration will not occur if, in the opinion of the Corporation’s accountants, such acceleration would preclude the use of “pooling of interest” accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment.

8.6.              ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN CONTROL. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board deems to be, or to be reasonably likely to lead to, an effective change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options to be fully exercisable as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event.

8.7.              ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 8.5 or 8.6 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options shall become fully or partially exercisable as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Options granted to a Participant in exercising its discretion pursuant to this Section 8.7.

8.8               EFFECT OF ACCELERATION. If an Option is accelerated under Section 8.5 or 8.6, the Committee may, in its sole discretion, provide (i) that the Option will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Option will be settled in cash rather than Stock, (iii) that the Option will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

8.9.              TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in (i) a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary, or (ii) in the discretion of the Committee as specified prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Corporation or any Parent or Subsidiary.

ARTICLE 9
CHANGES IN CAPITAL STRUCTURE

9.1.              GENERAL. In the event of a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee may adjust Options to preserve the benefits or potential benefits of the Options. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Options; (iii) adjustment of the exercise price of outstanding Options; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limits under Section 5.1 shall be increased proportionately, and the shares of Stock then subject to each Option shall be increased proportionately without any change in the aggregate purchase price therefor.

ARTICLE 10
AMENDMENT, MODIFICATION AND TERMINATION

10.1.            AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

10.2             AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Option without approval of the Participant; provided, however, that, subject to the terms of the applicable Option Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that the original term of any Option may not be extended and, except as otherwise provided in the anti-dilution provision of the Plan, the exercise price of any Option may not be reduced. No termination, amendment, or modification of the Plan shall adversely affect any Option previously granted under the Plan, without the written consent of the Participant.

ARTICLE 11
GENERAL PROVISIONS

11.1.   NO RIGHTS TO AWARDS. No person shall have any claim to be

granted any Option under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants or eligible Participants uniformly.

11.2.            NO STOCKHOLDER RIGHTS. No Option gives the Participant any of the rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Option.

11.3.            WITHHOLDING. The Corporation or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Option is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Option shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

11.4.            NO RIGHT TO EMPLOYMENT OR OTHER STATUS. Nothing in the Plan or any Option Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant’s employment or status as an officer, consultant, Producer or director at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant, Producer or director of the Corporation or any Parent or Subsidiary.

l1.5.             UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Option, nothing contained in the Plan or any Option Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

11.6.            RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

11.7.            EXPENSES. The expenses of administering the Plan shall be borne by the Corporation and its Parents or Subsidiaries.

11.8.            TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

11.9             GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

11.10.          FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

11.11.          GOVERNMENT AND OTHER REGULATIONS. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

11.12.          GOVERNING LAW. To the extent not governed by federal law, the Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

11.13.          ADDITIONAL PROVISIONS. Each Option Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

The foregoing is hereby acknowledged as being the UnumProvident Corporation Broad-Based Stock Plan of 2002 as adopted by the Board of Directors of the Corporation on February 15, 2002.